Exhibit 10.1

EXECUTION COPY

AMENDMENT AND RESTATEMENT AGREEMENT dated as of March 13, 2013 (this “Agreement”), to the Amended and Restated Credit Agreement dated as of January 3, 2011, as further amended and restated as of June 14, 2012 (the “Existing Credit Agreement”), among ASCENA RETAIL GROUP, INC., a Delaware corporation (the “Company”), the other LOAN PARTIES party hereto, the LENDERS party hereto, the ISSUING BANKS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Swingline Lender.

The Company has requested certain amendments to and other transactions under the Existing Credit Agreement, and the Lenders party hereto, the Issuing Banks party hereto, the Swingline Lender and the Administrative Agent are willing to agree to such amendments and transactions on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

SECTION 1.01.         Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Commitment Letter” means the Commitment Letter dated February 15, 2013, among JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Company.

“Departing Lender” means a Lender under the Existing Credit Agreement as in effect on the date hereof that will not continue as a Lender under the Restated Credit Agreement (as defined below).

“Increasing Lender” means a Lender whose Applicable Percentage under and as defined in the Restated Credit Agreement will exceed its Applicable Percentage under and as defined in the Existing Credit Agreement as in effect on the Third Restatement Effective Date (as defined below).

“Reducing Lender” means a Lender whose Applicable Percentage under and as defined in the Restated Credit Agreement will be less than its Applicable Percentage under and as defined in the Existing Credit Agreement as in effect on the Third Restatement Effective Date.

Except as expressly specified otherwise, terms defined in the Restated Credit Agreement used but not otherwise defined herein have the meanings assigned to them in the Restated Credit Agreement.

SECTION 1.02.         Increase in Commitments under Existing Credit Agreement; Borrowing and Repayment of Loans under Term Credit Facility. Subject to the satisfaction of the conditions set forth in Section 1.06 below, on the Third Restatement Effective Date, but prior to the amendment and restatement of the Existing Credit Agreement pursuant to Section 1.03, the following transactions shall be carried out in the order set forth below:

(i)          each financial institution that will be a Lender under the Restated Credit Agreement shall transfer to the Administrative Agent in same day funds an amount equal to its Applicable Percentage (based on its Revolving Commitment under the Restated Credit Agreement) of the Loans to be outstanding under the Restated Credit Agreement after giving effect to the transactions provided for in this Section and Section 1.03.

(ii)         the Revolving Commitment of JPMCB under the Existing Credit Agreement will be increased as provided in Section 2.09(e) of such Agreement by $50,000,000, such that the Revolving Commitments under the Existing Credit Agreement will equal $300,000,000 in the aggregate;

(iii)         JPMCB will assume the Revolving Commitment of each Departing Lender under the Existing Credit Agreement, and each Departing Lender will be relieved of its obligations as, and will cease to be, a Lender under the Existing Credit Agreement (but the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement shall survive and remain in full force pursuant to Section 9.05 of such agreement);

(iv)        the Company will borrow Revolving Loans under the Existing Credit Agreement in an aggregate principal amount equal to $263,250,000.00 (and JPMCB will advance funds on behalf of each Lender if and in the amount by which such Lender’s Applicable Percentage of such borrowing exceeds the amount advanced by it pursuant to the preceding clause (i)); and

(v)         the proceeds of the Revolving Loans referred to in the preceding clause (iv) will be applied by the Administrative Agent to prepay the Loans and related amounts outstanding on or accrued to the Third Restatement Effective Date under the Term Credit Agreement pursuant to Section 2.09(a) of such Agreement.

SECTION 1.03.         Amendment and Restatement of the Existing Credit Agreement; Assignments and Purchases of Loans. (a)Subject to the satisfaction of the conditions set forth in Section 1.06 below, on the Third Restatement Effective Date, immediately following the completion of the transactions provided for in Section 1.02, the Existing Credit Agreement (including the Schedules and Exhibits thereto) shall without further action be amended and restated (the “Restatement”) in the form attached as Exhibit A hereto (the Existing Credit Agreement, as so amended and restated, being called the “Restated Credit Agreement”).

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(b)          Immediately upon the effectiveness of the Restated Credit Agreement as provided in the preceding paragraph (a), (i) the aggregate principal amount of the Revolving Loans outstanding thereunder as a result of the borrowing provided for in clause (iv) of Section 1.02 (the “Initial Loans”) will be deemed for purposes of the adjustments provided for in this paragraph to be repaid (though such Revolving Loans will not in fact be repaid), (ii) each Increasing Lender that shall have been a Lender prior to the Restatement will pay to the Administrative Agent in same day funds an amount equal to the difference between (A) the product of (1) such Lender’s Applicable Percentage (calculated after giving effect to the Restatement), multiplied by (2) the amount of the Subsequent Borrowings (as hereinafter defined) and (B) the product of (1) such Lender’s Applicable Percentage (calculated without giving effect to the Restatement), multiplied by (2) the amount of the Initial Loans, (iii) each Increasing Lender that shall not have been a Lender prior to the Restatement will pay to the Administrative Agent in same day funds an amount equal to the product of (1) such Increasing Lender’s Applicable Percentage (calculated after giving effect to the Restatement) multiplied by (2) the amount of the Subsequent Borrowings, and (iv) after the Administrative Agent receives the funds specified in clauses (ii) and (iii) above, the Administrative Agent will pay to each Reducing Lender a portion of such funds that is equal to the excess of (A) the product of (1) such Reducing Lender’s Applicable Percentage (calculated without giving effect to the Restatement) multiplied by (2) the amount of the Initial Loans, over (B) the product of (1) such Reducing Lender’s Applicable Percentage (calculated after giving effect to the Restatement) multiplied by (2) the amount of the Subsequent Borrowings, net of any amount that shall have been funded by JPMCB on behalf of such Lender pursuant to clause (iv) of Section 1.02 (it being agreed that any such amount will be retained by JPMCB for its own account), (v) after the effectiveness of the Restatement, the Company shall be deemed to have made new Borrowings (the “Subsequent Borrowings”) in an aggregate principal amount equal to the aggregate principal amount of the Initial Loans and of the same types and with the same Interest Periods as the Initial Loans, and (vi) each Lender under the Restated Credit Agreement shall be deemed to hold its Applicable Percentage (calculated after giving effect to the Restatement) of each Subsequent Borrowing. Each Increasing Lender hereby authorizes and instructs the Administrative Agent to effect the payment to be made by such Lender under clause (ii) or (iii) of the preceding sentence by applying the appropriate amount transferred by such Increasing Lender to the Administrative Agent pursuant to clause (i) of Section 1.02. The deemed payments made pursuant to clause (i) above in respect of each Eurocurrency Loan shall not be subject to any “breakage” indemnification, and all interest accruing on the Revolving Loans on the Third Restatement Effective Date shall be for the accounts of the Lenders holding such Loans after giving effect to the transactions provided for in this Section 1.03.

SECTION 1.04.         Amendment of Restated Security Agreement. At the time the amendment and restatement of the Existing Credit Agreement becomes effective as provided in Section 1.03(a), the Restated Security Agreement, as defined in the Existing Credit Agreement, shall without further action be amended as provided below:

(i)          The definitions of “ Discharge of Term Obligations”, “Intercreditor Agreement”, “Term Agent” and “Term Collateral Documents” shall be deleted.

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(ii)         The definition of “Perfection Certificate” shall be amended by inserting at the end thereof the phrase “, as supplemented by the Supplemental Perfection Certificate dated October 26, 2012, delivered to the Administrative Agent and by the certificate delivered pursuant to paragraph (xi) of Section 1.06 of the Third Restatement Agreement”.

(iii)        The words “and the Intercreditor Agreement” in Section 4.10(a) shall be deleted.

(iv)        The first parenthetical in Section 5.1(e) shall be deleted.

(v)         The proviso after the second parenthetical in Section 7.2 shall be deleted.

(vi)        Article XI shall be deleted.

SECTION 1.05.         Representations and Warranties. The Loan Parties represent and warrant to each other party hereto that:

(i)          this Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(ii)         the representations and warranties of each Loan Party set forth in the Existing Credit Agreement, the Restated Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Third Restatement Effective Date, except for any representation or warranty that, by its terms, speaks as of a prior date, which representation or warranty shall be true and correct as of such prior date; and

(iii)        as of the Third Restatement Effective Date, no Default or Event of Default has occurred and is continuing under the Existing Credit Agreement or the Restated Credit Agreement.

SECTION 1.06.         Effectiveness. The transactions provided for in Sections 1.02 and 1.03 shall be carried out and become effective, in the order set forth in such Sections, on March 13, 2013 (the “Third Restatement Effective Date”), subject to the satisfaction on such date of the following conditions:

(i)          The Administrative Agent shall have executed a counterpart of this Agreement and shall have received from the Company, each Loan Party under the Existing Credit Agreement, each other Designated Subsidiary, each Lender (including Lenders constituting the Required Lenders under and as defined in the Existing Credit Agreement), each Issuing Bank and the Swingline Lender either (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart of this Agreement.

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(ii)         On the Third Restatement Effective Date, immediately prior to the transactions provided for in Sections 1.02 and 1.03, no borrowings shall be outstanding under the Existing Credit Agreement (for the avoidance of doubt, Letters of Credit issued under the Existing Credit Agreement will remain outstanding under the Restated Credit Agreement), and all fees, expenses and other amounts accrued through the day immediately preceding the Third Restatement Effective Date for the accounts of or otherwise owing to the Lenders, the Administrative Agent, the Issuing Banks and the Swingline Lender under the Existing Credit Agreement, whether or not at the time due and payable under the terms of such Agreement, shall have been paid.

(iii)        The Administrative Agent and the Arrangers shall have received all fees and other amounts due and payable to such parties on or prior to the Third Restatement Effective Date in connection with the transactions provided for in this Agreement, including, to the extent invoiced, reimbursement of all reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel) required to be reimbursed by the Company under the Commitment Letter, the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document.

(iv)        The Company shall have delivered to JPMCB, as Administrative Agent under the Term Credit Agreement, not later than 11:00 a.m., New York City time, three Business Days before the Third Restatement Effective Date, a notice of the prepayment in full of the loans outstanding under the Term Credit Agreement meeting the requirements of Section 2.09(e) of such Agreement. Arrangements reasonably satisfactory to the Administrative Agent shall have been made for the payment, as contemplated by clause (iv) of Section 1.02, of all principal, interest, fees and other amounts outstanding, accrued for the accounts of or otherwise owing to the Lenders and the Administrative Agent under and as defined in the Term Credit Agreement and for the release and discharge of all Guarantees and Liens supporting or securing the obligations under the Term Credit Agreement.

(v)         The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Third Restatement Effective Date) of each of (i) Proskauer Rose LLP, New York counsel for the Loan Parties, (ii) Drinker Biddle & Reath LLP, California and Pennsylvania counsel for certain of the Loan Parties, (iii) Day Pitney LLP, Connecticut counsel for certain of the Loan Parties, (iv) Baker Donelson, Bearman, Caldwell & Berkowitz, PC, Tennessee counsel for certain of the Loan Parties, (v) Harrison & Moberly, LLP, Indiana counsel for certain of the Loan Parties, (vi) Willcox & Savage PC, Virginia counsel for certain of the Loan Parties, (vii) Thompson Hine LLP, Ohio counsel for certain of the Loan Parties and (viii) Greenberg Traurig LLP, Nevada counsel for certain of the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent.

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(vi)        The Administrative Agent shall have received such documents and certificates as it shall reasonably have requested relating to the organization, existence and good standing of each Loan Party (including good standing certificates for each entity listed on Schedule 1 hereto), the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent.

(vii)       The Administrative Agent shall have received a certificate, dated the Third Restatement Effective Date and signed by the chief financial officer of the Company, certifying satisfaction of the conditions set forth in paragraph (x) of this Section.

(viii)      The Administrative Agent shall have received a certificate, dated the Third Restatement Effective Date and signed by the chief financial officer of the Company, as to the solvency of the Loan Parties on a consolidated basis after giving effect to the Transactions, in form and substance reasonably satisfactory to the Administrative Agent.

(ix)         The Administrative Agent shall have received a completed Borrowing Base Certificate, which shall be dated the Third Restatement Effective Date and signed by a Financial Officer of the Company and shall set forth information required therein as of February 23, 2013, together with supporting information and any additional reports with respect to the Borrowing Base that the Administrative Agent shall reasonably have requested.

(x)          The representations and warranties set forth in Section 1.05 shall be true and correct in all material respects as of the Third Restatement Effective Date.

(xi)         The Collateral and Guarantee Requirement shall have been satisfied (subject to the final paragraph of this Section). The Administrative Agent shall have received a completed certificate as to changes in the information set forth in the Perfection Certificate delivered pursuant to the Second Restatement Agreement (other than any such changes that shall have been set forth in the Supplemental Perfection Certificate most recently delivered under the Existing Credit Agreement), in form reasonably satisfactory to the Administrative Agent, dated the Third Restatement Effective Date and signed by an executive officer or a Financial Officer of the Company, together with all attachments contemplated thereby, which attachments shall include the results of a tax lien search with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate (as supplemented by the Supplemental Perfection Certificate most recently delivered under the Existing Credit Agreement and the certificate delivered pursuant to this paragraph) and evidence reasonably satisfactory to the Administrative Agent that any Liens revealed by such search are permitted under Section 6.02 of the Restated Credit Agreement or have been, or substantially contemporaneously with the occurrence of the Third Restatement Effective Date will be, released.

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(xii)        The Administrative Agent shall have received evidence that the insurance required by Section 5.08 of the Restated Credit Agreement is in effect, together with endorsements naming the Administrative Agent, for the benefit of the Lender Parties, as additional insured and loss payee thereunder to the extent required under Section 5.08 of the Restated Credit Agreement and Section 4.10 of the Restated Security Agreement.

(xiii)       The Administrative Agent shall have received and approved, with respect to all Mortgaged Properties, flood hazard certificates and flood insurance policies meeting the requirements of the Restated Credit Agreement.

(xiv)      Each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested by such Lender at least five Business Days prior to the Third Restatement Effective Date.

The Administrative Agent shall notify the Company and the Lenders of the Third Restatement Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing conditions, solely with respect to the matters expressly identified in the Post-Closing Letter Agreement, the satisfaction of the foregoing conditions shall not be required on the Third Restatement Effective Date and shall not be a condition to the effectiveness of the transactions contemplated herein, but shall be required to be accomplished in accordance with the Post-Closing Letter Agreement.

SECTION 1.07.         Reaffirmation. Each of the Loan Parties hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby (a) reaffirms and confirms its guarantees, pledges, grants of security interests and other obligations, as applicable, under the Loan Guarantee and each Collateral Document to which it is party, (b) affirms and confirms its obligations to indemnify and other commitments and obligations under the Loan Documents to which it is a party, and (c) agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, (i) the Loan Guarantee and each Collateral Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other obligations thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Lender Parties. Each Loan Party hereby confirms and agrees that obligations under the Restated Credit Agreement and the Restated Security Agreement constitute “Obligations” and “Secured Obligations” (or words of similar import) under and as used in the Loan Guarantee and each Collateral Document to which it is a party.

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SECTION 1.08.         Effect of Amendment and Restatement; No Novation. (a)Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender Parties under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which shall continue in full force and effect in accordance with the provisions thereof (it being understood and agreed that all interest and fees accruing under the Existing Credit Agreement in respect of periods prior to the Third Restatement Effective Date will accrue at the rates specified in the Existing Credit Agreement prior to its restatement in the form of the Restated Credit Agreement). Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document in similar or different circumstances.

(b)          On and after the Third Restatement Effective Date, each reference in the Restated Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, as used in the Restated Credit Agreement, shall refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in any Loan Document, shall mean the Restated Credit Agreement. On and after the Third Restatement Effective Date, each reference in the Restated Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, as used in the Restated Security Agreement, shall refer to the Restated Security Agreement (as defined in the Existing Credit Agreement) as amended and restated in the form of the Restated Security Agreement, and the term “Restated Security Agreement”, as used in any Loan Document, shall mean the Restated Security Agreement.

(c)          This Agreement shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and the other Loan Documents.

(d)          Neither this Agreement nor the effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release any Guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Collateral Documents, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder.

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SECTION 1.09.         Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 1.10.         Counterparts. This Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic imaging (such as a ‘pdf’) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 1.11.         Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 1.12.         Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth above.

ASCENA RETAIL GROUP, INC.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Senior Vice President

THE DRESS BARN, INC.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Senior Vice President

TWEEN BRANDS, INC.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Secretary

MAURICES INCORPORATED,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Senior Vice President

DBX, INC.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Senior Vice President

[Signature Page to Amendment and Restatement Agreement]

DRESS BARN CREDIT MANAGEMENT, LLC,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Secretary

MAURICES CREDIT MANAGEMENT, INC.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Secretary

TWEEN BRANDS AGENCY, INC.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Secretary

TWEEN BRANDS PURCHASING, INC.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Secretary

TWEEN BRANDS SERVICE CO.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Secretary

TWEEN BRANDS INVESTMENT, LLC,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	President

TOO GC, LLC,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Secretary

[Signature Page to Amendment and Restatement Agreement]

TWEEN BRANDS DIRECT, LLC,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Secretary

TWEEN BRANDS DIRECT SERVICES, INC.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Secretary

TWEEN BRANDS STORE PLANNING, INC.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Secretary

WORLDWIDE RETAIL HOLDINGS, INC.,

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Senior Vice President

933 INSPIRATION LLC,

by	The Dress Barn, Inc.
its	Managing Member

by	/s/ Gene Wexler
	Name:	Gene Wexler
	Title:	Senior Vice President

CHARMING SHOPPES, INC.

by	/s/ Eric M. Specter
	Name:	Eric M. Specter
	Title:	Executive Vice President

CHARMING SHOPPES OF DELAWARE, INC.

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

CSI INDUSTRIES, INC.

By	/s/ Eric M. Specter
	Name:	Eric M. Specter
	Title:	President

FB APPAREL, INC.

by	/s/ Eric M. Specter
	Name:	Eric M. Specter
	Title:	President

LANE BRYANT, INC.

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

LANE BRYANT PURCHASING CORP.

by	/s/ Eric M. Specter
	Name:	Eric M. Specter
	Title:	Vice President

CATHERINES STORES CORPORATION

by	/s/ Eric M. Specter
	Name:	Eric M. Specter
	Title:	Vice President

CATHERINES, INC.

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

CATHERINES PARTNERS-INDIANA, LLP

by	Catherines Stores of Indiana, Inc.
its	Managing Partner

by	/s/ Eric M. Specter
	Name:	Eric M. Specter
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

CATHERINES PARTNERS-WASHINGTON, G.P.

by	Catherines, Inc.
its	Managing Partner

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

FOR EACH ENTITY LISTED ON SCHEDULE 2 HERETO

by	/s/ Eric M. Specter
	Name:	Eric M. Specter
	Title:	Authorized Officer in the capacity shown on Schedule 2 hereto

FASHION BUG #2421, LLC

by	CSGC, Inc.
its	Sole Member

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

CATHERINES #5163, LLC

by	CSGC, Inc.
its	Sole Member

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

[Signature Page to Amendment and Restatement Agreement]

LANE BRYANT #6898, LLC

by	CSGC, Inc.
its	Sole Member

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Vice President

FB Distro Distribution Center, LLC,

by	FB Distro, Inc.,
its	Sole Member

by	/s/ Eric M. Specter
	Name:	Eric M. Specter
	Title:	President

OUTLET DIVISION STORE CO., INC.

by	/s/ William R. Dawson
	Name:	William R. Dawson
	Title:	Vice President

FOR EACH ENTITY LISTED ON SCHEDULE 3 HERETO

by	/s/ Colin D. Stern
	Name:	Colin D. Stern
	Title:	Authorized Officer in the capacity shown on Schedule 3 hereto

[Signature Page to Amendment and Restatement Agreement]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank,

by
Name:
Title:

[Signature Page to Amendment and Restatement Agreement]

BANK OF AMERICA, N.A., individually and as an Issuing Bank,

by
Name:
Title:

[Signature Page to Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT OF ASCENA RETAIL GROUP, INC.

LENDER:

by:
Name:
Title:

by:		*
Name:
Title:

* For Lenders requiring a second signature line.

[Signature Page to Amendment and Restatement Agreement]

SCHEDULE 1

ASCENA RETAIL GROUP, INC.,

THE DRESS BARN, INC.,

MAURICES INCORPORATED,

FB DISTRO DISTRIBUTION CENTER, LLC

DBX, INC,

DRESS BARN CREDIT MANAGEMENT, LLC,

MAURICES CREDIT MANAGEMENT, INC.,

TWEEN BRANDS, INC.,

TWEEN BRANDS AGENCY, INC.,

TWEEN BRANDS PURCHASING, INC.,

TWEEN BRANDS SERVICE CO.,

TWEEN BRANDS INVESTMENT, LLC,

TOO GC, LLC,

TWEEN BRANDS DIRECT, LLC,

TWEEN BRANDS DIRECT SERVICES, INC.,

TWEEN BRANDS STORE PLANNING, INC.,

WORLDWIDE RETAIL HOLDINGS, INC.,

933 INSPIRATION LLC

CHARMING SHOPPES, INC.,

CHARMING SHOPPES OF DELAWARE, INC.,

CSI INDUSTRIES, INC.,

CATHERINES, INC.,

CATHERINES STORES CORPORATION,

LANE BRYANT, INC.,

LANE BRYANT PURCHASING CORP.

FB APPAREL, INC.,

CHARMING DIRECT, INC.,

CHARMING SHOPPES INTERACTIVE INC.,

CATHERINES C.S.A.C., INC.,

CATHERINES OF NEVADA, INC.,

CATHERINES OF CALIFORNIA, INC.,

CS INVESTMENT COMPANY,

CS HOLDCO LLC,

C.S.F. CORP.,

FSHC, INC.,

SIERRA NEVADA FACTORING, INC.,

OUTLET DIVISION MANAGEMENT CO., INC.,

OUTLET DIVISION STORE CO., INC.,

CHARMING SHOPPES OUTLET STORES, LLC

SCHEDULE 2

Eric Specter on behalf of each entity in the capacity shown:

NAME	STORE #	SIGNING CAPACITY
Catherines of Nevada, Inc.	n/s	Vice President
Catherines of Pennsylvania, Inc.	n/s	Vice President
Catherines Stores of Indiana, Inc.	n/s	Vice President
Catherines Woman Delaware, Inc.	n/s	Vice President
Catherines Woman Michigan, Inc.	n/s	Vice President
CCTM, Inc.	n/s	Vice President
Charming Direct, Inc.	n/s	Vice President
Charming Shoppes Receivables Corp.	n/s	President
Charming Shoppes Street, Inc.	n/s	President
Charming Shoppes Seller, Inc.	n/s	President
Charming Shoppes Outlet Stores, LLC	n/s	Vice President
Chestnut Acquisition Sub, Inc.	n/s	Vice President
Crosstown Traders, Inc.	n/s	President
CS Holdco II Inc.	n/s	Vice President
CS Investment Company	n/s	President
CSD Acquisition Corp.	n/s	President
C.S.I.C., Inc.	n/s	President
CSIM, Inc.	n/s	President
Fashion Service LLC	n/s	President
FB Distro, Inc.	n/s	President
Figi's Business Services, Inc.	n/s	Vice President
Figi's Gifts, Inc.	n/s	Vice President
Figi's Gift Box, Inc.	n/s	Vice President
Figi's, Inc.	n/s	Vice President
FSHC, Inc.	n/s	Vice President
Home Etc, Inc.	n/s	Vice President
Kafco Development Co., Inc.	n/s	President
Lane Bryant of Pennsylvania, Inc.	n/s	Vice President
LB International Licensing, Inc.	n/s	President
Modern Woman Holdings, Inc.	n/s	President
Modern Woman Specialty, Inc.	n/s	President
Petite Sophisticate Management Co., Inc.	n/s	President
Petite Sophisticate, Inc.	n/s	President
PSTM, Inc.	n/s	Vice President
Shoetrader, Inc.	n/s	Vice President
Sonsi, Inc.	n/s	Vice President
Spirit of America, Inc.	n/s	President
Winks Lane, Inc.	n/s	President
Lane Bryant Outlet #4101 of Waterloo, LLC	4101	Vice President
Lane Bryant Outlet #4104, LLC	4104	Vice President
Lane Bryant Outlet #4105, LLC	4105	Vice President
Lane Bryant Outlet 4106, Inc.	4106	Vice President
Lane Bryant Outlet #4107, LLC	4107	Vice President
Lane Bryant Outlet #4108, LLC	4108	Vice President

Lane Bryant Outlet #4109, LLC	4109	Vice President
Lane Bryant Outlet #4112, LLC	4112	Vice President
Lane Bryant Outlet #4113, LLC	4113	Vice President
Lane Bryant Outlet #4115, LLC	4115	Vice President
Lane Bryant Outlet #4116, LLC	4116	Vice President
Lane Bryant Outlet #4120 of Lake George, LLC	4120	Vice President
Lane Bryant Outlet #4121, LLC	4121	Vice President
Lane Bryant Outlet #4123, LLC	4123	Vice President
Lane Bryant Outlet #4124, LLC	4124	Vice President
Lane Bryant Outlet #4129, LLC	4129	Vice President
Lane Bryant Outlet #4131, LLC	4131	Vice President
Lane Bryant Outlet #4132, LLC	4132	Vice President
Lane Bryant Outlet #4136, LLC	4136	Vice President
Lane Bryant Outlet #4137, LLC	4137	Vice President
Lane Bryant Outlet #4138, LLC	4138	Vice President
Lane Bryant Outlet #4139, LLC	4139	Vice President
Lane Bryant Outlet #4141, LLC	4141	Vice President
Lane Bryant Outlet #4142, LLC	4142	Vice President
Lane Bryant Outlet #4143, LLC	4143	Vice President
Lane Bryant Outlet #4145, LLC	4145	Vice President
Lane Bryant Outlet #4146, LLC	4146	Vice President
Lane Bryant Outlet #4148, LLC	4148	Vice President
Lane Bryant Outlet #4149, LLC	4149	Vice President
Lane Bryant Outlet #4150, LLC	4150	Vice President
Lane Bryant Outlet #4151, LLC	4151	Vice President
Lane Bryant Outlet #4153, LLC	4153	Vice President
Lane Bryant Outlet #4155, LLC	4155	Vice President
Lane Bryant Outlet #4156, LLC	4156	Vice President
Lane Bryant Outlet #4158 of Deer Park, LLC	4158	Vice President
Lane Bryant Outlet #4159, LLC	4159	Vice President
Lane Bryant Outlet #4161, LLC	4161	Vice President
Lane Bryant Outlet #4163 of Olean, LLC	4163	Vice President
Lane Bryant Outlet #4165, LLC	4165	Vice President
Lane Bryant Outlet #4168, LLC	4168	Vice President
Lane Bryant Outlet #4171, LLC	4171	Vice President
Lane Bryant Outlet #4174, Inc.	4174	Vice President
Lane Bryant Outlet #4175, LLC	4175	Vice President
Lane Bryant Outlet #4179, LLC	4179	Vice President
Lane Bryant Outlet #4180, LLC	4180	Vice President
Lane Bryant Outlet #4182, LLC	4182	Vice President
Lane Bryant Outlet #4183, LLC	4183	Vice President
Lane Bryant Outlet #4184, LLC	4184	Vice President
Lane Bryant Outlet #4185, LLC	4185	Vice President
Lane Bryant Outlet #4186, Inc.	4186	Vice President
Lane Bryant Outlet 4189, LLC	4189	Vice President
Lane Bryant Outlet #4190, LLC	4190	Vice President
Lane Bryant Outlet #4191, LLC	4191	Vice President
Lane Bryant Outlet #4192, LLC	4192	Vice President
Lane Bryant Outlet #4193, LLC	4193	Vice President
Lane Bryant Outlet #4196, LLC	4196	Vice President
Lane Bryant Outlet 4237, Inc.	4237	Vice President

Lane Bryant Outlet #4239 of Riverhead, LLC	4239	Vice President
Lane Bryant Outlet #4240, LLC	4240	Vice President
Lane Bryant Outlet #4254, LLC	4254	Vice President
Lane Bryant Outlet #4272, LLC	4272	Vice President
Lane Bryant Outlet #4279, Inc.	4279	Vice President
Lane Bryant Outlet #4320, LLC	4320	Vice President
Lane Bryant Outlet #4322, LLC	4322	Vice President
Lane Bryant Outlet 4324, Inc.	4324	Vice President
Lane Bryant Outlet #4343, LLC	4343	Vice President
Lane Bryant #4503, LLC	4503	Vice President
Lane Bryant #4504, LLC	4504	Vice President
Lane Bryant #4506, LLC	4506	Vice President
Lane Bryant #4509, LLC	4509	Vice President
Lane Bryant 4510, Inc.	4510	Vice President
Lane Bryant #4511, LLC	4511	Vice President
Lane Bryant #4512, LLC	4512	Vice President
Lane Bryant #4515, LLC	4515	Vice President
Lane Bryant #4518, LLC	4518	Vice President
Lane Bryant #4519, LLC	4519	Vice President
Lane Bryant #4520, LLC	4520	Vice President
Lane Bryant 4521, Inc.	4521	Vice President
Lane Bryant #4522, Inc.	4522	Vice President
Lane Bryant 4523, LLC	4523	Vice President
Lane Bryant #4524, LLC	4524	Vice President
Lane Bryant #4525, LLC	4525	Vice President
Lane Bryant #4526, LLC	4526	Vice President
Lane Bryant #4527, LLC	4527	Vice President
Lane Bryant #4528, LLC	4528	Vice President
Lane Bryant #4529, LLC	4529	Vice President
Lane Bryant #4530, LLC	4530	Vice President
Lane Bryant #4531, LLC	4531	Vice President
Lane Bryant 4532, LLC	4532	Vice President
Lane Bryant #4533, LLC	4533	Vice President
Lane Bryant #4535, LLC	4535	Vice President
Lane Bryant 4536, Inc.	4536	Vice President
Lane Bryant #4539, LLC	4539	Vice President
Lane Bryant #4541, LLC	4541	Vice President
Lane Bryant #4542, LLC	4542	Vice President
Lane Bryant #4543, LLC	4543	Vice President
Lane Bryant #4544, LLC	4544	Vice President
Lane Bryant #4545, LLC	4545	Vice President
Lane Bryant #4546, LLC	4546	Vice President
Lane Bryant #4547, LLC	4547	Vice President
Lane Bryant #4548, LLC	4548	Vice President
Lane Bryant 4549, Inc.	4549	Vice President
Lane Bryant #4551, LLC	4551	Vice President
Lane Bryant 4553, LLC	4553	Vice President
Lane Bryant #4554, LLC	4554	Vice President
Lane Bryant #4555, LLC	4555	Vice President
Lane Bryant #4556, LLC	4556	Vice President
Lane Bryant #4557, LLC	4557	Vice President

Lane Bryant #4558, LLC	4558	Vice President
Lane Bryant #4560, LLC	4560	Vice President
Lane Bryant #4561, LLC	4561	Vice President
Lane Bryant #4562, LLC	4562	Vice President
Lane Bryant #4563, LLC	4563	Vice President
Lane Bryant #4565, LLC	4565	Vice President
Lane Bryant #4566, LLC	4566	Vice President
Lane Bryant #4567, LLC	4567	Vice President
Lane Bryant #4568, LLC	4568	Vice President
Lane Bryant #4569, LLC	4569	Vice President
Lane Bryant #4570, LLC	4570	Vice President
Lane Bryant #4571, LLC	4571	Vice President
Lane Bryant #4572, LLC	4572	Vice President
Lane Bryant #4573, LLC	4573	Vice President
Lane Bryant #4574, LLC	4574	Vice President
Lane Bryant #4575, LLC	4575	Vice President
Lane Bryant/Cacique #4576, LLC	4576	Vice President
Lane Bryant 4577, Inc.	4577	Vice President
Lane Bryant 4578, Inc.	4578	Vice President
Lane Bryant #4579, LLC	4579	Vice President
Lane Bryant #4580, LLC	4580	Vice President
Lane Bryant #4581, LLC	4581	Vice President
Lane Bryant #4582, LLC	4582	Vice President
Lane Bryant #4583, LLC	4583	Vice President
Lane Bryant #4584, LLC	4584	Vice President
Lane Bryant #4585, LLC	4585	Vice President
Lane Bryant #4586, LLC	4586	Vice President
Lane Bryant/Cacique #4589, LLC	4589	Vice President
Lane Bryant/Cacique #4590, LLC	4590	Vice President
Lane Bryant/Cacique #4591, LLC	4591	Vice President
Lane Bryant/Cacique #4592 of Vestal, LLC	4592	Vice President
Lane Bryant/Cacique #4593, LLC	4593	Vice President
Lane Bryant #4594, LLC	4594	Vice President
Lane Bryant/Cacique #4595, LLC	4595	Vice President
Lane Bryant #4596, LLC	4596	Vice President
Lane Bryant/Cacique #4597, LLC	4597	Vice President
Lane Bryant/Cacique #4598, LLC	4598	Vice President
Lane Bryant #4599, LLC	4599	Vice President
Lane Bryant #4600, LLC	4600	Vice President
Lane Bryant/Cacique #4601, LLC	4601	Vice President
Lane Bryant/Cacique #4602, LLC	4602	Vice President
Lane Bryant/Cacique #4603, LLC	4603	Vice President
Lane Bryant/Cacique 4604, LLC	4604	Vice President
Lane Bryant/Cacique #4605, LLC	4605	Vice President
Lane Bryant/Cacique #4606, LLC	4606	Vice President
Lane Bryant/Cacique #4608, LLC	4608	Vice President
Lane Bryant/Cacique #4609, LLC	4609	Vice President
Lane Bryant #4610, LLC	4610	Vice President
Lane Bryant #4612, LLC	4612	Vice President
Lane Bryant/Cacique #4614, LLC	4614	Vice President
Lane Bryant #4616, LLC	4616	Vice President

Lane Bryant #4617, LLC	4617	Vice President
Lane Bryant/Cacique 4619, Inc.	4619	Vice President
Lane Bryant #4620 of Saratoga County, LLC	4620	Vice President
Lane Bryant #4622, LLC	4622	Vice President
Lane Bryant/Cacique #4623, LLC	4623	Vice President
Lane Bryant/Cacique #4625, LLC	4625	Vice President
Lane Bryant/Cacique #4630, LLC	4630	Vice President
Lane Bryant/Cacique #4632, LLC	4632	Vice President
Lane Bryant #4633, LLC	4633	Vice President
Lane Bryant #4634, LLC	4634	Vice President
Lane Bryant/Cacique 4636, Inc.	4636	Vice President
Lane Bryant #4638, LLC	4638	Vice President
Lane Bryant/Cacique #4640, LLC	4640	Vice President
Lane Bryant #4641, LLC	4641	Vice President
Lane Bryant #4643, LLC	4643	Vice President
Lane Bryant/Cacique #4644, LLC	4644	Vice President
Lane Bryant/Cacique #4645, LLC	4645	Vice President
Lane Bryant #4646 of Horseheads, LLC	4646	Vice President
Lane Bryant #4647, LLC	4647	Vice President
Lane Bryant/Cacique #4648, LLC	4648	Vice President
Lane Bryant/Cacique 4649, Inc.	4649	Vice President
Lane Bryant/Cacique #4650, LLC	4650	Vice President
Lane Bryant #4652, LLC	4652	Vice President
Lane Bryant/Cacique #4653, LLC	4653	Vice President
Lane Bryant #4654, LLC	4654	Vice President
Lane Bryant #4655, LLC	4655	Vice President
Lane Bryant #4656, LLC	4656	Vice President
Lane Bryant #4657, LLC	4657	Vice President
Lane Bryant/Cacique #4659, LLC	4659	Vice President
Lane Bryant/Cacique #4660, LLC	4660	Vice President
Lane Bryant/Cacique #4661, LLC	4661	Vice President
Lane Bryant #4664, LLC	4664	Vice President
Lane Bryant #4665, LLC	4665	Vice President
Lane Bryant/Cacique #4667, LLC	4667	Vice President
Lane Bryant/Cacique #4668, LLC	4668	Vice President
Lane Bryant/Cacique #4671, LLC	4671	Vice President
Lane Bryant/Cacique #4672, LLC	4672	Vice President
Lane Bryant #4676, LLC	4676	Vice President
Lane Bryant #4677, LLC	4677	Vice President
Lane Bryant 4679, Inc.	4679	Vice President
Lane Bryant #4680, LLC	4680	Vice President
Lane Bryant/Cacique #4681, LLC	4681	Vice President
Lane Bryant/Cacique #4683, LLC	4683	Vice President
Lane Bryant #4685, LLC	4685	Vice President
Lane Bryant 4688, Inc.	4688	Vice President
Lane Bryant/Cacique 4689, Inc.	4689	Vice President
Lane Bryant #4691, LLC	4691	Vice President
Lane Bryant/Cacique #4692, LLC	4692	Vice President
Lane Bryant #4693, LLC	4693	Vice President
Lane Bryant #4694, LLC	4694	Vice President
Lane Bryant #4696, LLC	4696	Vice President

Lane Bryant #4697, LLC	4697	Vice President
Lane Bryant #4700, LLC	4700	Vice President
Lane Bryant/Cacique #4701, LLC	4701	Vice President
Lane Bryant/Cacique #4702, LLC	4702	Vice President
Lane Bryant #4705, LLC	4705	Vice President
Lane Bryant #4706, LLC	4706	Vice President
Lane Bryant #4709, LLC	4709	Vice President
Lane Bryant #4710, LLC	4710	Vice President
Lane Bryant #4711, LLC	4711	Vice President
Lane Bryant #4714, LLC	4714	Vice President
Lane Bryant #4719, LLC	4719	Vice President
Lane Bryant/Cacique #4720, LLC	4720	Vice President
Lane Bryant 4723, Inc.	4723	Vice President
Lane Bryant/Cacique #4724, LLC	4724	Vice President
Lane Bryant #4727, LLC	4727	Vice President
Lane Bryant #4733, LLC	4733	Vice President
Lane Bryant #4734, INC.	4734	Vice President
Lane Bryant #4736, LLC	4736	Vice President
Lane Bryant #4737, LLC	4737	Vice President
Lane Bryant 4740, Inc.	4740	Vice President
Lane Bryant #4741, LLC	4741	Vice President
Lane Bryant #4742, LLC	4742	Vice President
Lane Bryant #4743, LLC	4743	Vice President
Lane Bryant #4744, Inc.	4744	Vice President
Lane Bryant #4745, LLC	4745	Vice President
Lane Bryant #4746, LLC	4746	Vice President
Lane Bryant #4747, Inc.	4747	Vice President
Lane Bryant #4748, LLC	4748	Vice President
Lane Bryant #4749, Inc.	4749	Vice President
Lane Bryant #4750, LLC	4750	Vice President
Lane Bryant #4751, LLC	4751	Vice President
Lane Bryant #4752, LLC	4752	Vice President
Lane Bryant #4753, LLC	4753	Vice President
Lane Bryant #4754, LLC	4754	Vice President
Lane Bryant #4755, LLC	4755	Vice President
Lane Bryant #4756, LLC	4756	Vice President
Lane Bryant #4758, LLC	4758	Vice President
Lane Bryant #4759, LLC	4759	Vice President
Lane Bryant #4760, LLC	4760	Vice President
Lane Bryant #4761, Inc.	4761	Vice President
Lane Bryant #4762, LLC	4762	Vice President
Lane Bryant #4763, LLC	4763	Vice President
Lane Bryant #4764, LLC	4764	Vice President
Lane Bryant #4765, Inc.	4765	Vice President
Lane Bryant 4766, Inc.	4766	Vice President
Lane Bryant #4767, LLC	4767	Vice President
Lane Bryant #4768, LLC	4768	Vice President
Lane Bryant #4769, LLC	4769	Vice President
Lane Bryant #4770, LLC	4770	Vice President
Lane Bryant #4771, LLC	4771	Vice President
Lane Bryant #4772, LLC	4772	Vice President

Lane Bryant #4773, Inc.	4773	Vice President
Lane Bryant #4774, LLC	4774	Vice President
Lane Bryant #4775, LLC	4775	Vice President
Lane Bryant #4776, LLC	4776	Vice President
Lane Bryant #4777, LLC	4777	Vice President
Lane Bryant #4778, Inc.	4778	Vice President
Lane Bryant #4779, Inc.	4779	Vice President
Lane Bryant #4780, LLC	4780	Vice President
Lane Bryant #4781, Inc.	4781	Vice President
Lane Bryant #4782, LLC	4782	Vice President
Lane Bryant #4783, LLC	4783	Vice President
Lane Bryant #4793, LLC	4793	Vice President
Lane Bryant #4794, LLC	4794	Vice President
Lane Bryant #4795, LLC	4795	Vice President
Lane Bryant #4796 of Pelham Manor, LLC	4796	Vice President
Lane Bryant #4797, LLC	4797	Vice President
Lane Bryant #4798, LLC	4798	Vice President
Lane Bryant 4800, Inc.	4800	Vice President
Lane Bryant #4801, LLC	4801	Vice President
Lane Bryant #4802, LLC	4802	Vice President
Lane Bryant #4803, LLC	4803	Vice President
Lane Bryant 4804, Inc.	4804	Vice President
Lane Bryant #4805, LLC	4805	Vice President
Lane Bryant #4806, LLC	4806	Vice President
Lane Bryant #4807, LLC	4807	Vice President
Lane Bryant #4808 of Westbury, LLC	4808	Vice President
Lane Bryant #4810, LLC	4810	Vice President
Lane Bryant #4811, LLC	4811	Vice President
Lane Bryant #4812, LLC	4812	Vice President
Catherines #5013, LLC	5013	Vice President
Catherines #5014, LLC	5014	Vice President
Catherines #5016, LLC	5016	Vice President
Catherines #5022, LLC	5022	Vice President
Catherines #5023, LLC	5023	Vice President
Catherines #5029 of New Hartford, Inc.	5029	Vice President
Catherines #5037, LLC	5037	Vice President
Catherines #5039, Inc.	5039	Vice President
Catherines #5044, LLC	5044	Vice President
Catherines #5052, Inc.	5052	Vice President
Catherines #5054, LLC	5054	Vice President
Catherines #5058, LLC	5058	Vice President
Catherines #5063, LLC	5063	Vice President
Catherines #5069, LLC	5069	Vice President
Catherines #5075, LLC	5075	Vice President
Catherines #5076, LLC	5076	Vice President
Catherines #5077, LLC	5077	Vice President
Catherines #5085, LLC	5085	Vice President
Catherines #5094, Inc.	5094	Vice President
Catherines #5097, LLC	5097	Vice President
Catherines #5114, LLC	5114	Vice President
Catherines #5118, Inc.	5118	Vice President

Catherines #5124, Inc.	5124	Vice President
Catherines #5127, Inc.	5127	Vice President
Catherines #5129, LLC	5129	Vice President
Catherines #5134, LLC	5134	Vice President
Catherines #5141, LLC	5141	Vice President
Catherines #5147, Inc.	5147	Vice President
Catherines #5149, Inc.	5149	Vice President
Catherines #5150, LLC	5150	Vice President
Catherines #5157, LLC	5157	Vice President
Catherines #5172, Inc.	5172	Vice President
Catherines #5173, Inc.	5173	Vice President
Catherines #5175, LLC	5175	Vice President
Catherines #5176, LLC	5176	Vice President
Catherines #5177, LLC	5177	Vice President
Catherines #5179, Inc.	5179	Vice President
Catherines #5188, LLC	5188	Vice President
Catherines #5189, Inc.	5189	Vice President
Catherines #5200, LLC	5200	Vice President
Catherines #5215, LLC	5215	Vice President
Catherines #5217, LLC	5217	Vice President
Catherines #5220, LLC	5220	Vice President
Catherines #5227, LLC	5227	Vice President
Catherines #5231, LLC	5231	Vice President
Catherines #5232, LLC	5232	Vice President
Catherines #5239, LLC	5239	Vice President
Catherines #5242, LLC	5242	Vice President
Catherines #5247, LLC	5247	Vice President
Catherines #5248, LLC	5248	Vice President
Catherines #5267, Inc.	5267	Vice President
Catherines #5269, LLC	5269	Vice President
Catherines #5275, Inc.	5275	Vice President
Catherines #5279, Inc.	5279	Vice President
Catherines 5282, Inc.	5282	Vice President
Catherines #5300, LLC	5300	Vice President
Catherines #5303, LLC	5303	Vice President
Catherines #5307, LLC	5307	Vice President
Catherines #5335, LLC	5335	Vice President
Catherines #5340, Inc.	5340	Vice President
Catherines #5342, Inc.	5342	Vice President
Catherines #5344 of Mays Landing, Inc.	5344	Vice President
Catherines #5345 of Colonial Heights, Inc.	5345	Vice President
Catherines #5348, Inc.	5348	Vice President
Catherines #5349, Inc.	5349	Vice President
Catherines #5351, Inc.	5351	Vice President
Catherines #5353, Inc.	5353	Vice President
Catherines #5356, Inc.	5356	Vice President
Catherines #5358, Inc.	5358	Vice President
Catherines #5359, Inc.	5359	Vice President
Catherines #5360, Inc.	5360	Vice President
Catherines #5362, Inc.	5362	Vice President
Catherines #5363, Inc.	5363	Vice President

Catherines #5365, Inc.	5365	Vice President
Catherines #5368, Inc.	5368	Vice President
Catherines #5369, Inc.	5369	Vice President
Catherines #5370, Inc.	5370	Vice President
Catherines #5371, Inc.	5371	Vice President
Catherines #5372, Inc.	5372	Vice President
Catherines #5375, Inc.	5375	Vice President
Catherines #5376, Inc.	5376	Vice President
Catherines #5377, Inc.	5377	Vice President
Catherines #5378, Inc.	5378	Vice President
Catherines #5380, Inc.	5380	Vice President
Catherines #5382 of Vestal, Inc.	5382	Vice President
Catherines #5384, Inc.	5384	Vice President
Catherines #5387, Inc.	5387	Vice President
Catherines #5388, Inc.	5388	Vice President
Catherines #5390, Inc.	5390	Vice President
Catherines #5396, Inc.	5396	Vice President
Catherines #5397, Inc.	5397	Vice President
Catherines #5402, Inc.	5402	Vice President
Catherines 5405, Inc.	5405	Vice President
Catherines 5406, Inc.	5406	Vice President
Catherines #5407, Inc.	5407	Vice President
Catherines #5408, Inc.	5408	Vice President
Catherines #5410, Inc.	5410	Vice President
Catherines #5411, Inc.	5411	Vice President
Catherines #5413 of Dewitt, Inc.	5413	Vice President
Catherines #5416, Inc.	5416	Vice President
Catherines #5420, LLC	5420	Vice President
Catherines #5427, Inc.	5427	Vice President
Catherines #5428, Inc.	5428	Vice President
Catherines #5432, Inc.	5432	Vice President
Catherines #5434, LLC	5434	Vice President
Catherines #5550, Inc.	5550	Vice President
Catherines #5552, Inc.	5552	Vice President
Catherines #5553, Inc.	5553	Vice President
Catherines #5555, Inc.	5555	Vice President
Catherines #5556, Inc.	5556	Vice President
Catherines #5557, LLC	5557	Vice President
Catherines #5558, LLC	5558	Vice President
Catherines #5559, LLC	5559	Vice President
Catherines #5560, LLC	5560	Vice President
Catherines #5561, LLC	5561	Vice President
Catherines #5562, LLC	5562	Vice President
Catherines #5563, LLC	5563	Vice President
Catherines #5564, LLC	5564	Vice President
Catherines #5566, LLC	5566	Vice President
Catherines #5567, LLC	5567	Vice President
Catherines #5568, LLC	5568	Vice President
Catherines 5569, Inc.	5569	Vice President
Catherines #5570, LLC	5570	Vice President
Catherines #5571, LLC	5571	Vice President

Catherines #5572, LLC	5572	Vice President
Catherines #5573, LLC	5573	Vice President
Catherines #5574, LLC	5574	Vice President
Catherines #5575, LLC	5575	Vice President
Catherines #5578, LLC	5578	Vice President
Catherines #5579, LLC	5579	Vice President
Catherines #5580, LLC	5580	Vice President
Catherines #5582, LLC	5582	Vice President
Catherines #5644, Inc.	5644	Vice President
Catherines #5646, Inc.	5646	Vice President
Catherines 5647, Inc.	5647	Vice President
Catherines #5648, Inc.	5648	Vice President
Catherines #5687, LLC	5687	Vice President
Catherines #5702, LLC	5702	Vice President
Catherines #5706, Inc.	5706	Vice President
Catherines #5713, Inc.	5713	Vice President
Catherines #5717, LLC	5717	Vice President
Catherines #5718, Inc.	5718	Vice President
Catherines #5724, LLC	5724	Vice President
Catherines #5725, Inc.	5725	Vice President
Catherines 5738, Inc.	5738	Vice President
Catherines 5741, Inc.	5741	Vice President
Catherines 5742, Inc.	5742	Vice President
Catherines #5743, Inc.	5743	Vice President
Catherines #5745, Inc.	5745	Vice President
Catherines #5746, Inc.	5746	Vice President
Catherines #5748, Inc.	5748	Vice President
Catherines #5749 of Clay, Inc.	5749	Vice President
Catherines #5751, LLC	5751	Vice President
Catherines #5753, Inc.	5753	Vice President
Catherines #5757, Inc.	5757	Vice President
Catherines #5772, LLC	5772	Vice President
Catherines #5781, LLC	5781	Vice President
Catherines #5784, LLC	5784	Vice President
Catherines #5785, LLC	5785	Vice President
Catherines #5786, LLC	5786	Vice President
Catherines #5788, LLC	5788	Vice President
Catherines #5791, LLC	5791	Vice President
Catherines #5793, Inc.	5793	Vice President
Catherines #5794 of Pittsford, Inc.	5794	Vice President
Catherines #5796 of Poughkeepsie, Inc.	5796	Vice President
Catherines #5802, LLC	5802	Vice President
Catherines #5808, LLC	5808	Vice President
Catherines #5812, Inc.	5812	Vice President
Catherines #5814, LLC	5814	Vice President
Catherines #5816, LLC	5816	Vice President
Catherines #5817 of Amherst, LLC	5817	Vice President
Catherines #5819, Inc.	5819	Vice President
Catherines #5824, LLC	5824	Vice President
Catherines 5832, Inc.	5832	Vice President
Catherines 5834, Inc.	5834	Vice President

Catherines #5837, LLC	5837	Vice President
Catherines #5845, Inc.	5845	Vice President
Catherines #5848, Inc.	5848	Vice President
Catherines #5849, Inc.	5849	Vice President
Catherines #5857, Inc.	5857	Vice President
Catherines #5858, Inc.	5858	Vice President
Catherines #5859, Inc.	5859	Vice President
Catherines #5861, Inc.	5861	Vice President
Catherines #5863, Inc.	5863	Vice President
Catherines #5867, Inc.	5867	Vice President
Catherines #5871, Inc.	5871	Vice President
Catherines #5873, Inc.	5873	Vice President
Catherines #5874, Inc.	5874	Vice President
Catherines #5875, Inc.	5875	Vice President
Catherines #5876, Inc.	5876	Vice President
Catherines #5879, Inc.	5879	Vice President
Catherines #5881, Inc.	5881	Vice President
Catherines #5885, Inc.	5885	Vice President
Catherines #5889, Inc.	5889	Vice President
Catherines #5890, Inc.	5890	Vice President
Catherines #5893, Inc.	5893	Vice President
Catherines #5951, LLC	5951	Vice President
Catherines #5952, LLC	5952	Vice President
Catherines #5955, LLC	5955	Vice President
Catherines #5956, LLC	5956	Vice President
Catherines #5957, LLC	5957	Vice President
Catherines #5958, LLC	5958	Vice President
Catherines #5959, LLC	5959	Vice President
Catherines #5960, LLC	5960	Vice President
Catherines #5961, LLC	5961	Vice President
Catherines #5962, LLC	5962	Vice President
Catherines #5963, LLC	5963	Vice President
Catherines #5965, LLC	5965	Vice President
Catherines #5966, LLC	5966	Vice President
Catherines #5967, LLC	5967	Vice President
Catherines #5968, LLC	5968	Vice President
Catherines #5969, LLC	5969	Vice President
Catherines 5970, LLC	5970	Vice President
Catherines #5971, LLC	5971	Vice President
Catherines #5972, LLC	5972	Vice President
Catherines #5973, LLC	5973	Vice President
Catherines #5974, LLC	5974	Vice President
Catherines 5975, Inc.	5975	Vice President
Catherines #5976, LLC	5976	Vice President
Catherines #5977, LLC	5977	Vice President
Catherines #5979, LLC	5979	Vice President
Catherines #5980, LLC	5980	Vice President
Catherines #5982, LLC	5982	Vice President
Catherines #5983, LLC	5983	Vice President
Lane Bryant #6004, LLC	6004	Vice President
Lane Bryant #6008, Inc.	6008	Vice President

Lane Bryant #6012, LLC	6012	Vice President
Lane Bryant #6013, LLC	6013	Vice President
Lane Bryant #6017, LLC	6017	Vice President
Lane Bryant #6019, LLC	6019	Vice President
Lane Bryant #6032, LLC	6032	Vice President
Lane Bryant 6038, Inc.	6038	Vice President
Lane Bryant #6041, LLC	6041	Vice President
Lane Bryant 6042, Inc.	6042	Vice President
Lane Bryant 6044, Inc.	6044	Vice President
Lane Bryant 6045, Inc.	6045	Vice President
Lane Bryant #6046, LLC	6046	Vice President
Lane Bryant #6051, LLC	6051	Vice President
Lane Bryant #6053, LLC	6053	Vice President
Lane Bryant #6059, LLC	6059	Vice President
Lane Bryant #6065, LLC	6065	Vice President
Lane Bryant 6067, Inc.	6067	Vice President
Lane Bryant #6078, LLC	6078	Vice President
Lane Bryant #6083, Inc.	6083	Vice President
Lane Bryant #6097, LLC	6097	Vice President
Lane Bryant #6116, LLC	6116	Vice President
Lane Bryant #6118, LLC	6118	Vice President
Lane Bryant #6120, Inc.	6120	Vice President
Lane Bryant 6122, Inc.	6122	Vice President
Lane Bryant #6126, LLC	6126	Vice President
Lane Bryant 6134, Inc.	6134	Vice President
Lane Bryant #6147 of Victor, LLC	6147	Vice President
Lane Bryant #6154, LLC	6154	Vice President
Lane Bryant #6155, LLC	6155	Vice President
Lane Bryant #6157, Inc.	6157	Vice President
Lane Bryant #6158, LLC	6158	Vice President
Lane Bryant 6161, Inc.	6161	Vice President
Lane Bryant #6163, LLC	6163	Vice President
Lane Bryant #6166, LLC	6166	Vice President
Lane Bryant #6170, LLC	6170	Vice President
Lane Bryant #6178, LLC	6178	Vice President
Lane Bryant #6181, Inc.	6181	Vice President
Lane Bryant #6183, LLC	6183	Vice President
Lane Bryant #6188, LLC	6188	Vice President
Lane Bryant #6196, Inc.	6196	Vice President
Lane Bryant #6202, LLC	6202	Vice President
Lane Bryant/Cacique #6203, LLC	6203	Vice President
Lane Bryant #6205, LLC	6205	Vice President
Lane Bryant #6209, LLC	6209	Vice President
Lane Bryant #6211, LLC	6211	Vice President
Lane Bryant #6213, LLC	6213	Vice President
Lane Bryant #6215, Inc.	6215	Vice President
Lane Bryant #6218, Inc.	6218	Vice President
Lane Bryant #6219, LLC	6219	Vice President
Lane Bryant #6222, LLC	6222	Vice President
Lane Bryant #6230, Inc.	6230	Vice President
Lane Bryant #6231, LLC	6231	Vice President

Lane Bryant #6234, LLC	6234	Vice President
Lane Bryant #6238, Inc.	6238	Vice President
Lane Bryant #6243, Inc.	6243	Vice President
Lane Bryant #6245, Inc.	6245	Vice President
Lane Bryant #6248, Inc.	6248	Vice President
Lane Bryant #6249, LLC	6249	Vice President
Lane Bryant #6251, Inc.	6251	Vice President
Lane Bryant #6257 of Staten Island, LLC	6257	Vice President
Lane Bryant #6260, Inc.	6260	Vice President
Lane Bryant 6261, Inc.	6261	Vice President
Lane Bryant #6264, LLC	6264	Vice President
Lane Bryant #6271, Inc.	6271	Vice President
Lane Bryant #6278, LLC	6278	Vice President
Lane Bryant #6280 of Levittown, LLC	6280	Vice President
Lane Bryant #6282, LLC	6282	Vice President
Lane Bryant #6290, LLC	6290	Vice President
Lane Bryant #6291, LLC	6291	Vice President
Lane Bryant #6294, LLC	6294	Vice President
Lane Bryant #6295, Inc.	6295	Vice President
Lane Bryant #6298, LLC	6298	Vice President
Lane Bryant #6301, LLC	6301	Vice President
Lane Bryant #6302, LLC	6302	Vice President
Lane Bryant/Cacique #6304 of Albany, LLC	6304	Vice President
Lane Bryant #6315 of Bayshore, Inc.	6315	Vice President
Lane Bryant 6319, Inc.	6319	Vice President
Lane Bryant #6321, LLC	6321	Vice President
Lane Bryant 6324, Inc.	6324	Vice President
Lane Bryant 6328, Inc.	6328	Vice President
Lane Bryant 6330, Inc.	6330	Vice President
Lane Bryant #6336, LLC	6336	Vice President
Lane Bryant #6341, LLC	6341	Vice President
Lane Bryant #6342, Inc.	6342	Vice President
Lane Bryant #6345, LLC	6345	Vice President
Lane Bryant #6350, LLC	6350	Vice President
Lane Bryant #6353, LLC	6353	Vice President
Lane Bryant/Cacique #6354, LLC	6354	Vice President
Lane Bryant #6365, LLC	6365	Vice President
Lane Bryant #6366, Inc.	6366	Vice President
Lane Bryant #6369, Inc.	6369	Vice President
Lane Bryant #6371, Inc.	6371	Vice President
Lane Bryant #6372, Inc.	6372	Vice President
Lane Bryant #6373 of Shirley, Inc.	6373	Vice President
Lane Bryant #6374, Inc.	6374	Vice President
Lane Bryant/Cacique #6375, LLC	6375	Vice President
Lane Bryant #6385, Inc.	6385	Vice President
Lane Bryant/Cacique #6387, LLC	6387	Vice President
Lane Bryant #6388, LLC	6388	Vice President
Lane Bryant #6390, LLC	6390	Vice President
Lane Bryant 6391, Inc.	6391	Vice President
Lane Bryant #6392, LLC	6392	Vice President
Lane Bryant 6394, Inc.	6394	Vice President

Lane Bryant 6398, Inc.	6398	Vice President
Lane Bryant #6399, LLC	6399	Vice President
Lane Bryant #6401, Inc.	6401	Vice President
Lane Bryant #6404, Inc.	6404	Vice President
Lane Bryant 6405, LLC	6405	Vice President
Lane Bryant #6406, Inc.	6406	Vice President
Lane Bryant #6409, Inc.	6409	Vice President
Lane Bryant #6417, LLC	6417	Vice President
Lane Bryant #6419, LLC	6419	Vice President
Lane Bryant #6420, Inc.	6420	Vice President
Lane Bryant #6421, Inc.	6421	Vice President
Lane Bryant #6432, Inc.	6432	Vice President
Lane Bryant #6433, Inc.	6433	Vice President
Lane Bryant #6435, LLC	6435	Vice President
Lane Bryant #6442, LLC	6442	Vice President
Lane Bryant #6446, LLC	6446	Vice President
Lane Bryant #6456, Inc.	6456	Vice President
Lane Bryant #6457 of Buffalo, Inc.	6457	Vice President
Lane Bryant #6461, Inc.	6461	Vice President
Lane Bryant #6464, Inc.	6464	Vice President
Lane Bryant #6466, Inc.	6466	Vice President
Lane Bryant #6470, LLC	6470	Vice President
Lane Bryant #6474, LLC	6474	Vice President
Lane Bryant #6478, Inc.	6478	Vice President
Lane Bryant #6481, LLC	6481	Vice President
Lane Bryant #6484, LLC	6484	Vice President
Lane Bryant #6485, LLC	6485	Vice President
Lane Bryant #6490, LLC	6490	Vice President
Lane Bryant #6491, LLC	6491	Vice President
Lane Bryant #6494, LLC	6494	Vice President
Lane Bryant 6496, LLC	6496	Vice President
Lane Bryant #6499, LLC	6499	Vice President
Lane Bryant/Cacique #6518, LLC	6518	Vice President
Lane Bryant #6521, LLC	6521	Vice President
Lane Bryant #6522, LLC	6522	Vice President
Lane Bryant 6525, LLC	6525	Vice President
Lane Bryant 6529, Inc.	6529	Vice President
Lane Bryant #6537, LLC	6537	Vice President
Lane Bryant #6540, Inc.	6540	Vice President
Lane Bryant #6541, LLC	6541	Vice President
Lane Bryant #6542, Inc.	6542	Vice President
Lane Bryant 6543, Inc.	6543	Vice President
Lane Bryant 6547, Inc.	6547	Vice President
Lane Bryant #6557, LLC	6557	Vice President
Lane Bryant #6563 of New Hartford, LLC	6563	Vice President
Lane Bryant #6565, LLC	6565	Vice President
Lane Bryant #6566, LLC	6566	Vice President
Lane Bryant #6570, LLC	6570	Vice President
Lane Bryant 6575, Inc.	6575	Vice President
Lane Bryant #6577, LLC	6577	Vice President
Lane Bryant/Cacique #6579, LLC	6579	Vice President

Lane Bryant #6581, LLC	6581	Vice President
Lane Bryant #6582, LLC	6582	Vice President
Lane Bryant #6586, LLC	6586	Vice President
Lane Bryant #6587, LLC	6587	Vice President
Lane Bryant #6588, LLC	6588	Vice President
Lane Bryant #6603, LLC	6603	Vice President
Lane Bryant #6606, LLC	6606	Vice President
Lane Bryant #6615, LLC	6615	Vice President
Lane Bryant #6617, LLC	6617	Vice President
Lane Bryant 6618, LLC	6618	Vice President
Lane Bryant #6623, Inc.	6623	Vice President
Lane Bryant 6625, Inc.	6625	Vice President
Lane Bryant #6637, LLC	6637	Vice President
Lane Bryant #6644, LLC	6644	Vice President
Lane Bryant #6651, LLC	6651	Vice President
Lane Bryant #6652, LLC	6652	Vice President
Lane Bryant #6654, LLC	6654	Vice President
Lane Bryant #6655, LLC	6655	Vice President
Lane Bryant #6657, LLC	6657	Vice President
Lane Bryant #6658, LLC	6658	Vice President
Lane Bryant #6659, LLC	6659	Vice President
Lane Bryant 6662, Inc.	6662	Vice President
Lane Bryant #6666 of Poughkeepsie, LLC	6666	Vice President
Lane Bryant #6668, LLC	6668	Vice President
Lane Bryant #6671, LLC	6671	Vice President
Lane Bryant #6674, LLC	6674	Vice President
Lane Bryant #6679, LLC	6679	Vice President
Lane Bryant #6680, LLC	6680	Vice President
Lane Bryant #6682, LLC	6682	Vice President
Lane Bryant 6684, LLC	6684	Vice President
Lane Bryant #6685, LLC	6685	Vice President
Lane Bryant #6686, LLC	6686	Vice President
Lane Bryant 6688, Inc.	6688	Vice President
Lane Bryant #6690, LLC	6690	Vice President
Lane Bryant #6692, LLC	6692	Vice President
Lane Bryant #6696, LLC	6696	Vice President
Lane Bryant #6703, LLC	6703	Vice President
Lane Bryant #6704, LLC	6704	Vice President
Lane Bryant #6708, LLC	6708	Vice President
Lane Bryant #6709, LLC	6709	Vice President
Lane Bryant #6710, LLC	6710	Vice President
Lane Bryant #6711, LLC	6711	Vice President
Lane Bryant #6721, LLC	6721	Vice President
Lane Bryant 6722, Inc.	6722	Vice President
Lane Bryant #6740, LLC	6740	Vice President
Lane Bryant #6741, LLC	6741	Vice President
Lane Bryant #6743, LLC	6743	Vice President
Lane Bryant #6745, LLC	6745	Vice President
Lane Bryant #6750 of East Northport, LLC	6750	Vice President
Lane Bryant #6756, LLC	6756	Vice President
Lane Bryant #6759, LLC	6759	Vice President

Lane Bryant #6760, LLC	6760	Vice President
Lane Bryant #6763, LLC	6763	Vice President
Lane Bryant #6765, LLC	6765	Vice President
Lane Bryant #6766, LLC	6766	Vice President
Lane Bryant #6772, LLC	6772	Vice President
Lane Bryant #6773, LLC	6773	Vice President
Lane Bryant #6778, LLC	6778	Vice President
Lane Bryant #6782, LLC	6782	Vice President
Lane Bryant 6785, Inc.	6785	Vice President
Lane Bryant #6786, LLC	6786	Vice President
Lane Bryant #6788, LLC	6788	Vice President
Lane Bryant 6789, Inc.	6789	Vice President
Lane Bryant #6792 of Brooklyn, LLC	6792	Vice President
Lane Bryant #6794, Inc.	6794	Vice President
Lane Bryant #6804, LLC	6804	Vice President
Lane Bryant #6808, LLC	6808	Vice President
Lane Bryant #6809, LLC	6809	Vice President
Lane Bryant #6812, LLC	6812	Vice President
Lane Bryant #6817 of Buffalo, LLC	6817	Vice President
Lane Bryant #6823, LLC	6823	Vice President
Lane Bryant #6828 of Middletown, LLC	6828	Vice President
Lane Bryant #6832, LLC	6832	Vice President
Lane Bryant #6833, LLC	6833	Vice President
Lane Bryant #6853, LLC	6853	Vice President
Lane Bryant #6854, LLC	6854	Vice President
Lane Bryant #6856, LLC	6856	Vice President
Lane Bryant #6859, Inc.	6859	Vice President
Lane Bryant 6861, Inc.	6861	Vice President
Lane Bryant #6864, LLC	6864	Vice President
Lane Bryant #6875, LLC	6875	Vice President
Lane Bryant 6878, LLC	6878	Vice President
Lane Bryant #6879, LLC	6879	Vice President
Lane Bryant #6882, LLC	6882	Vice President
Lane Bryant #6883, LLC	6883	Vice President
Lane Bryant #6891, LLC	6891	Vice President
Lane Bryant 6894, Inc.	6894	Vice President
Lane Bryant #6895, LLC	6895	Vice President
Lane Bryant #6899, LLC	6899	Vice President
Lane Bryant #6901, LLC	6901	Vice President
Lane Bryant #6907, Inc.	6907	Vice President
Lane Bryant #6910 of Bayside, LLC	6910	Vice President
Lane Bryant #6915, LLC	6915	Vice President
Lane Bryant #6916, LLC	6916	Vice President
Lane Bryant #6917, LLC	6917	Vice President
Lane Bryant 6918, Inc.	6918	Vice President
Lane Bryant 6919, Inc.	6919	Vice President
Lane Bryant #6931, LLC	6931	Vice President
Lane Bryant #6933, LLC	6933	Vice President
Lane Bryant #6936, LLC	6936	Vice President
Lane Bryant #6939, LLC	6939	Vice President
Lane Bryant #6943, LLC	6943	Vice President

Lane Bryant #6945 of Henrietta, LLC	6945	Vice President
Lane Bryant/Cacique #6948, LLC	6948	Vice President
Lane Bryant #6955, LLC	6955	Vice President
Lane Bryant #6957, LLC	6957	Vice President
Lane Bryant #6962 of Valley Stream, LLC	6962	Vice President
Lane Bryant/Cacique #6963 of West Nyack, LLC	6963	Vice President
Lane Bryant 6966, Inc.	6966	Vice President
Lane Bryant #6968, LLC	6968	Vice President
Lane Bryant #6974, LLC	6974	Vice President
Lane Bryant #6979, LLC	6979	Vice President

SCHEDULE 3

Colin D. Stern on behalf of each entity in the capacity shown:

NAME	SIGNING CAPACITY

CATHERINES C.S.A.C., INC.	Vice President
CHARMING SHOPPES INTERACTIVE, INC.	Vice President
C.S.A.C. LLC	Vice President
C.S.F. CORP.	Vice President
CSGC, INC.	Vice President
FBGC, INC.	Vice President
Catherines of California, Inc.	Vice President
CS Holdco LLC	Vice President
Sierra Nevada Factoring, Inc.	Vice President
Outlet Division Management Co., Inc.	Vice President

EXHIBIT A

RESTATED CREDIT AGREEMENT